December 2024 Protein degraded. Disease targeted. Lives transformed.

Forward-looking Statements and Intellectual Property 2 Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward-looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. This presentation also contains estimates, projections and other information concerning the markets for C4 Therapeutics, Inc.’s product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions and patient use of medicines. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events, and circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, from other publicly available information, and from government data and similar sources. Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks, service marks, and trade names in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and , but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to. © 2024 C4 Therapeutics, Inc.

C4T Is a Recognized Leader in Delivering on the Promise of Targeted Protein Degradation 3 WORLD-CLASS DEGRADER PLATFORM Robust patent portfolio of novel cereblon binders; Demonstrated ability to design orally bioavailable, catalytically efficient degraders Our Mission To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients’ lives RIGOROUS TARGET SELECTION Focus on targets with a clear degrader rationale BROAD DEGRADER APPROACH MonoDAC and BiDAC degraders, as well as degrader-antibody conjugates CLINICAL PIPELINE Oncology degraders against targets of high unmet need © 2024 C4 Therapeutics, Inc.

# Advancing a Broad Pipeline to Deliver Near-Term Value

| Program | Target | Indications | Discovery | Preclinical | Early Phase Development | Late Phase Development | Rights |
|---|---|---|---|---|---|---|---|
| **Cemsidomide** | **IKZF1/3** | Multiple Myeloma & Non-Hodgkin's Lymphoma | | | | | |
| **CFT1946** | **BRAF V600 Mutant** | V600 Mutant Cancers | | | | | |
| **CFT8919**[1] | **EGFR L858R** | Non-Small Cell Lung Cancer | | | | | BETTA |
| **Discovery Stage Programs** | | Various Cancers | | | | | |
| **Collaboration Programs** | | Autoimmune & Cancer | *2 targets* | | | | Roche |
| | | Cancer | *2 targets* | | | | Merck KGaA Darmstadt, Germany |
| | | Cancer | *1 target* | | | | MERCK |
| | | Autoimmune & Neurological | | *2 targets* | | | Biogen[2] |

[1]License and collaboration agreement with Betta Pharmaceuticals for development and commercialization in Greater China; [2]Delivered development candidates to Biogen in Q1 2024 and Q3 2024

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© 2024 C4 Therapeutics, Inc.
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# C4T Has Delivered a Steady Flow of Clinical Updates and Innovative Collaborations Over the Past 12 Months…

## Significant Progress Across Clinical Programs

### Cemsidomide

- ✓ Compelling activity in both multiple myeloma and non-Hodgkin's lymphoma
- ✓ Modest and manageable neutropenia
- ✓ Emerging data demonstrate positive exposure-response relationship
- ✓ Evidence of immunomodulatory effects, consistent with the class

### CFT1946

- ✓ Monotherapy anti-tumor activity, including tumor reductions across various V600 mutation types
- ✓ Dose-dependent bioavailability
- ✓ Well-tolerated; no Grade ≥ 3 cutaneous adverse events commonly seen with BRAF inhibitors
- ✓ Preclinical data demonstrate ability to cross blood-brain barrier

### CFT8919

- ✓ Clinical trial initiated in Greater China in partnership with Betta Pharmaceuticals

## Collaborations Have Further Validated TORPEDO Platform

Biogen
- ✓ Delivered two development candidates for non-oncology targets

MERCK
- ✓ Established partnership to discover and develop degrader antibody conjugates

Merck KGaA Darmstadt, Germany
- ✓ Announced collaboration to discover targeted protein degraders against critical oncogenic proteins

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…Which Set the Stage to Unlock Value C4T is positioned to become a fully integrated biotechnology company focused on orally bioavailable degraders KEY CATALYSTSVALUE DRIVERS Cemsidomide IKZF1/3 Further development in multiple myeloma and non- Hodgkin’s lymphoma positions cemsidomide to potentially be best-in-class IKZF1/3 degrader CFT1946 BRAF V600 Mutant Phase 1 data updates to further validate initial anti- tumor activity and safety profile in melanoma and colorectal cancer CFT8919 EGFR L858R Phase 1 data from Greater China clinical trial to inform US and rest-of-world development plans Develop orally bioavailable degraders in oncology and non-oncology targets through internal research and collaborations TORPEDO Platform 6© 2024 C4 Therapeutics, Inc.

Cemsidomide Targeting IKZF1/3 Multiple Myeloma (MM) & Non-Hodgkin’s Lymphoma (NHL)

# IKZF1/3 Are Key Promoters of Myeloma and Lymphoma Cell Survival and Will Remain Important Therapeutic Targets in MM and NHL


Hematopoietic Stem Cell
IKZF1/3
Common Myeloid Progenitor Cell
Common Lymphoid Progenitor Cell
Neutrophil
Platelets
IRF4
T-Cell
B-Cell
Plasma Cell
Oncogenic Mutations/Aberrations
T-Cell Lymphoma
B-Cell Lymphoma
Multiple Myeloma
↑ IKZF 1/3 and IRF4

## Key Roles of IKZF1/3

**Physiological Functions:**

- **IKZF1/3** are key transcriptional regulators of hematopoietic stem cell differentiation
- **IKZF1/3** directly regulate the activity of **IRF4**, another transcription factor that regulates downstream immune cell differentiation

**Oncogenic Functions:**

- Multiple myeloma and lymphoma cells rely on **IKZF1/3** and **IRF4** for survival

**IKZF1/3 Degradation Leads to:**

- Downregulation of **IRF4**, promoting the death of myeloma and lymphoma cells
- On-target neutropenia

Multiple myeloma (MM); non-Hodgkin's lymphoma (NHL)

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# Cemsidomide First-in-Human Phase 1 Trial Continues to Progress

*Data to date reinforce potential of drug to become best-in-class IKZF1/3 degrader used as a backbone therapy of choice*

## PHASE 1 DOSE ESCALATION TRIAL

| 2022 | 2023 | ASH 2024 | |
|---|---|---|---|
| **R/R MM** Monotherapy | **R/R MM** Monotherapy | **R/R MM** Dex Combo | **R/R NHL** Monotherapy |
| **Dosing:** QD | **Dosing:** MWF & QD | **Dosing:** MWF & QD | **Dosing:** MWF & QD |
| 21 days on/ 7 days off | 14 days on/ 14 days off | 14 days on/ 14 days off | 14 days on/ 14 days off |
| N=5 | N=22 | N=~40 | N=~25 |
| **Status:** Complete | **Status:** Complete | **Status:** Enrolling | **Status:** Enrolling |
| | • 14 days on/14 days off established as an effective dosing schedule<br>• Demonstrated monotherapy anti-myeloma and immunomodulatory effects supporting combination with other anti-myeloma agents | • Well-tolerated with manageable neutropenia and low rates of infections and febrile neutropenia<br>• Wide therapeutic index with anti-myeloma activity across a broad range of doses | • Well-tolerated with additional dose finding ongoing<br>• Compelling anti-lymphoma activity across a broad range of doses in PTCL |

Monday, Wednesday, Friday dosing (MWF); once daily (QD); peripheral T-cell lymphoma (PTCL); relapsed refractory multiple myeloma (R/R MM); relapsed refractory non-Hodgkin's lymphoma (R/R NHL)

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TEMRA TEM 0 20 40 60 80 100 % positive cells (C1D21 vs C1D1) % p o s it iv e c e ll s C1D1 C1D21 Clinical Evidence of Immune T-cell Activation With Cemsidomide Monotherapy ** **** TEMRA: Terminally differentiated T-cells TEM: Effector memory T-cells Peripheral Blood Mononuclear Cells (PBMCs); Daily dosing (QD); Monday, Wednesday, Friday Dosing Schedule (MWF); Multiple Myeloma (MM) Source: C4T data on file as of 11/28/2023 • 19 patient samples (PBMCs) analyzed by flow cytometry • Aggregate data of 25 µg, 50 µg, and 75 µg MWF and QD Supports potential of cemsidomide as a maintenance therapy option and in combination with novel MM agents to improve efficacy: ✓ Cemsidomide induces CD8+ T- cell activation by increasing effector memory T-cell subset ✓ T-cell activation is observed at well-tolerated monotherapy clinical doses ✓ Clinical data consistent with the preclinical in vitro data reported for cemsidomide Multiple Myeloma 10© 2024 C4 Therapeutics, Inc.

Cemsidomide Combined With Novel MM Agents Demonstrated Enhanced Immune Cell Lysis in Non-clinical Translational Models Notes: Daratumumab combos performed using an Antibody-Dependent Cell-Mediated Cytotoxicity Assay (ADCC) and the teclistamab and talquetamab combos used a T-cell Dependent Cellular Cytotoxicity Assay (TDCC). CD8+ T-cells were isolated from PBMCs and pretreated with cemsidomide ex vivo at various concentrations for 6 days and then co-cultured with myeloma cells. Cmin and Cmax represent human plasma concentrations for a 50 µg dose of Cemsidomide. T-cell Dependent Cellular Cytotoxicity Assay (TDCC) Cemsidomide + Daratumumab (Anti-CD38) 0.001 0.01 0.1 1 10 0 20 40 60 Cemsidomide + Teclistamab (25ng/mL) [Cemsidomide] (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax 0.01 0.1 1 10 10 20 30 40 Cemsidomide + Daratumumab (2ng/mL) [Cemsidomide] (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax Cemsidomide + Teclistamab (BCMA Bispecific) T-cell Dependent Cellular Cytotoxicity Assay (TDCC) Cemsidomide + Talquetamab (GPRC5D Bispecific) 0.001 0.01 0.1 1 10 0 20 40 60 80 Cemsidomide + Talquetamab (2.5ng/mL) [Cemsidomide] (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax Multiple Myeloma 11© 2024 C4 Therapeutics, Inc.

Multiple Myeloma

# Cemsidomide + Dexamethasone Dose Escalation Trial in MM Continues to Progress; Have Not Exceeded the Maximum Tolerated Dose

### KEY INCLUSION CRITERIA

- Adults with MM, R/R to at least 3 prior lines of therapy that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

### Phase 1 Study Endpoints

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary:** assess PK, PD, and preliminary anti-tumor activity

### DOSE ESCALATION CEMSIDOMIDE 14/14 + DEX*

*Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D*

Potential for further dose escalation and/or exploration

**DL 5** (100 µg QD) Currently enrolling

**DL 4** (75 µg QD) N=4 → 75 µg QD Back-fill cohort; N=10

**DL 3** (62.5 µg QD) N=6 | **1 DLT[a]** → 62.5 µg QD Back-fill cohort; N=9

**DL 2** (37.5 µg QD) N=4 → 37.5 µg QD Back-fill cohort; N=8

**DL 1** (50 µg MWF) N=5 → 50 µg MWF Back-fill cohort; N=1

### BACK-FILL COHORT(S)

| Dose escalation | Back-fill cohort |
|---|---|
| DL 4 (75 µg QD) N=4 | 75 µg QD Back-fill cohort; N=10 |
| DL 3 (62.5 µg QD) N=6 \| 1 DLT[a] | 62.5 µg QD Back-fill cohort; N=9 |
| DL 2 (37.5 µg QD) N=4 | 37.5 µg QD Back-fill cohort; N=8 |
| DL 1 (50 µg MWF) N=5 | 50 µg MWF Back-fill cohort; N=1 |

*Cemsidomide administered as 14 days on/14 days off in a 28-day cycle; Dex was dosed on days 1, 8, 15, and 22 at doses of 40 mg orally for patients ≤75 years old and 20 mg orally for patients >75 years old; 2 patients at 100 µg are excluded as they had not completed Cycle 1 as of the data cut off date.
[a]DLT at 62.5 µg QD was due to Grade 4 neutropenia lasting >7 days.
Eastern Cooperative Oncology Group (ECOG); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); multiple myeloma (MM); once daily (QD); pharmacodynamics (PD); pharmacokinetic (PK); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)

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Data cutoff: 10/11/24

Cemsidomide Is Well-Tolerated With Manageable Neutropenia and No Treatment Emergent Adverse Events Lead to Dose Reductions Common (>20% All Grades) TEAEs and Events of Interest, n (%) All Grades (N=47) Grade 3 (N=47) Grade 4 (N= 47) Grade 5 (N=47) Neutropenia 22 (47) 6 (13) 12 (26) 0 Infections Pneumonia Upper respiratory tract infection Septic shock 18 (38) 5 (11) 7 (15) 1 (2) 7 (15) 5 (11) 1 (2) 0 0 0 0 0 1(2) 0 0 1(2) Anemia 17 (36) 10 (21) 0 0 Fatigue 14 (30) 0 0 0 Thrombocytopenia 10 (21) 3 (6) 2 (4) 0 Diarrhea 10 (21) 0 0 0 Lymphopenia 9 (19) 6 (13) 0 0 Febrile neutropenia 3 (6) 3 (6) 0 0 2 patients experienced Grade 5 AEs (septic shock and subdural hematoma), both deemed unrelated to cemsidomide Data cutoff: 10/11/24 • 1 DLT (Grade 4 neutropenia lasting >7 days at the 62.5 µg dose level) • No TEAEs lead to dose reductions • TEAEs leading to dose interruption: 32% (15/47) • TEAEs leading to discontinuation1: 4% (2/47) 1Primary reason of discontinuation of patient at 37.5 µg was due to withdrawal of consent; primary reason of discontinuation of patient at 75 µg was due to death unrelated to cemsidomide. Adverse events (AEs); dose limiting toxicity (DLT); treatment emergent adverse events (TEAEs) Multiple Myeloma 13 © 2024 C4 Therapeutics, Inc.

Compelling Safety Profile With Low Rates of Neutropenia and Infections With Limited G-CSF Use 28% 26% 6% 5% 13% 0% 14% 0% 8% 7% 3% 5% 0% 0% 0% 0% 11% 19% 6% 0% 13% 0% 14% 0% 0% 25% 50% 75% 100% Cycle 1 Cycle 2 Cycle 3 Cycle 4 Cycle 5 Cycle 6 Cycle 7 Cycle 8 P ts w it h G ra d e ≥ 3 A E s o r G -C S F U se Rate of Grade ≥3 Neutropenia Rate of Grade ≥3 Infection % of Pts Receiving G-CSF • Only 26% (12/47) of pts received G-CSF across the study • Only one patient experienced Grade >3 neutropenia for the first time after completing cycle 2 Rates of Neutropenia, Infections, and G-CSF Use by Cycle Data cutoff: 10/11/24 Total Pts 47 42 34 22 15 10 7 6 Notes: No cases of Grade ≥3 neutropenia were recorded after Cycle 7. One patient experienced a Grade ≥3 infection in a Cycle >8. G-CSF use was not permitted during Cycle 1 in escalation cohorts. One patient in the 50 µg MWF cohort came off study during Cycle 1 and received G-CSF after treatment was discontinued. No patients received G-CSF after Cycle 7. The same patients that experienced neutropenia at Cycle 5 and Cycle 7, also received G-CSF. Adverse events (AEs); granulocyte colony-stimulating factor (G-CSF); patients (PTs) Multiple Myeloma 14© 2024 C4 Therapeutics, Inc.

Across Doses, 40% (14/35) of Multiple Myeloma Patients With Elevated Light Chains Demonstrated at Least a 50% Decrease in dFLC Best Change in dFLC from Baseline (Cemsidomide + Dex) Multiple Myeloma Patients w/ Elevated Light Chain Disease (N=35)* Data cutoff: 10/11/24 0 6 12 18 24 30 36 42 48 0.00 0.05 0.10 0.15 0.20 0.25 Time (h) P la s m a P K ( n g /m L ) 62.5 μg QD (N=8) 37.5 μg QD (N=11) 50 μg MWF (N=6) 75 μg QD (N=7) • Overall geometric mean half-life estimate is approximately 2 days Dose Proportional Exposure • 69% (24/35) of patients with elevated light chain disease demonstrated a decrease in dFLC *Only included treated patients who meet both criterion (A) and (B). (A) baseline kappa free light chain value >19.4 mg/L or baseline lambda free light chain value >26.3 mg/L. (B) ratio of baseline free light chain kappa over baseline free light chain value lambda >4:1 or <1:2. Difference in involved and uninvolved free light chain (dFLC); once daily (QD); Monday Wednesday Friday (MWF); multiple myeloma (MM); pharmacokinetic (PK) Multiple Myeloma 15© 2024 C4 Therapeutics, Inc.

Exposure (AUC) Quartiles <Q1 (N=9) Q1-Q2 (N=8) Q2-Q3 (N=8) >Q3 (N=9) Mean AUC0-28d (ng*h/mL) 14.6 28.8 37.9 65.2 Mean Change in dFLC from Baseline +10% -12% -20% -53% Cemsidomide + Dex Dose ~17 μg QD ~35 μg QD ~45 μg QD ~78 μg QD Data cutoff: 10/11/24 Cemsidomide 75 µg Dose Level or Greater Drives Sufficient Exposure Resulting in Meaningful Reductions in Light Chains 0 20 40 60 80 100 -100% -50% 0% 50% 100% 150% 200% PopPK-derived AUC0-28d (ngh/mL) % d F L C C h n a g e f ro m B a s e li n e 50 μg MWF (N=5) 37.5 μg QD (N=11) 62.5 μg QD (N=11) 75 μg QD (N=7) Emax Model Fit Cemsidomide + Dex PK Exposure vs. dFLC Change N=34 with abnormal baseline sFLC defined as (A) kappa FLC >19.4 mg/L or lambda FLC >26.3 mg/L and (B) kappa-to-lambda FLC ratio >4 or <0.5. Cemsidomide dose was back-calculated based on the population PK model. Area under the curve (AUC); difference in involved and uninvolved free light chain (dFLC); maximum response (Emax); Monday Wednesday Friday (MWF); once daily (QD); population pharmacokinetics (popPK); pharmacokinetic (PK) Multiple Myeloma 16© 2024 C4 Therapeutics, Inc.

Multiple Myeloma

# Cemsidomide Demonstrated Anti-Myeloma Activity Across Dose Levels


Cemsi
EMD Status
Prior Lines
Prior CAR-T /TCE
sCR
CR
VGPR
PR[a]
MR
SD
PD
NE
50 MWF
37.5 QD
62.5 QD
75 QD
Ongoing
Withdrawal by Subject, Physician Decision or Other
0
2
4
6
8
10
12
14
16
18
20
Months

As of the data cutoff:

- **26% ORR** and **40% clinical benefit rate across all dose levels** evaluated
- At the two highest dose levels evaluated to date (62.5 µg and 75 µg), **62% of all patients remain on treatment**[1]

[a] 1 patient in the 37.5 µg cohort achieved a PR based on light chains, no follow up M protein available; 1 patient in the 62.5 µg cohort had an unconfirmed PR as of the data cutoff date; 1 patient in the 75 µg cohort had an unconfirmed PR as of the data cutoff date.
[b] Patient came off study due to unrelated death. [1] Includes all 47 patients, including only safety evaluable patients.
Complete response (CR); minimal response (MR); Monday Wednesday Friday (MWF); non-evaluable (NE); once daily (QD); partial response (PR); progressive disease (PD); stable disease (SD); stringent complete response (sCR); T-cell-engaging antibodies (TCE); very good partial response (VGPR); Clinical Benefit Rate (≥ MR) (CBR)

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Data cutoff: 10/11/24

75 µg Cemsidomide Dose Level Resulted in Compelling Anti-Myeloma Activity With a 36% ORR and 45% CBR 33% (2) 8% (1) 18% (2) 12% (5) 50% (3) 58% (7) 46% (6) 36% (4) 48% (20) 17% (2) 23% (3) 9% (1) 14% (6) 17% (1) 8% (1) 15% (2) 36% (4) 19% (8) 8% (1) 8% (1) 5% (2)8% (1) 2% (1) 0% 25% 50% 75% 100% 50 µg MWF (N=6) 37.5 µg QD (N=12) 62.5 µg QD (N=13) 75 µg QD (N=11) TOTAL (N=42) B e st R e sp o n se % ( N ) sCR VGPR PR MR SD PD CBR 17% CBR 42% CBR 46% ORR 17% ORR 25% ORR 23% ORR 36% ORR 26% CBR 40% Best Response: Multiple Myeloma – Cemsidomide + Dex* a Data cutoff: 10/11/24 CBR 45% *Investigator assessed response a1 patient in the 37.5 µg cohort achieved a PR based on light chains, no follow up M protein available; 1 patient in the 62.5 µg cohort had an unconfirmed PR as of the data cutoff date; 1 patient in the 75 µg cohort had an unconfirmed PR as of the data cutoff date. Minimal response (MR); Monday Wednesday Friday (MWF); once daily (QD); partial response (PR); progressive disease (PD); stable disease (SD); stringent complete response (sCR); very good partial response (VGPR) Overall Response Rate (≥ PR) (ORR); Clinical Benefit Rate (≥ MR) (CBR) Multiple Myeloma 18© 2024 C4 Therapeutics, Inc.

NHL

# Dose Exploration Continues for the Cemsidomide Monotherapy Dose Escalation Trial in R/R NHL

**KEY INCLUSION CRITERIA**

- Adults with NHL, R/R to prior therapy
  - PTCL patients must have received at least 1 prior alkylator-based chemotherapy
  - ALCL patients must have also received a CD-30 mAb
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

**Phase 1 Study Endpoints**

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary**: assess PK, PD, and preliminary anti-tumor activity


DOSE ESCALATION
CEMSIDOMIDE 14/14
Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D
BACK-FILL COHORT(S)
PHASE 2
100 µg QD
N=4 2 DLTs
Potential to resume enrollment at 100 µg pending DEM outcome at 75 µg
62.5 µg QD
N=4
75 µg QD
Currently enrolling
37.5 µg QD
N=5
37.5 µg QD
Back-fill cohort; N=4
Phase 2 Expansion
50 µg QD
N=3
25 µg MWF
N=3

Anaplastic large cell lymphoma (ALCL); dose escalation meeting (DEM); dose limiting toxicities (DLT); Eastern Cooperative Oncology Group (ECOG); monoclonal antibody (mAb); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); non-Hodgkin's lymphoma (NHL); once daily (QD); pharmacodynamic (PD); pharmacokinetic (PK); peripheral T-cell lymphoma (PTCL); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)

C4 Therapeutics

Data cutoff date: 10/11/2024

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NHL

# Heavily Pre-Treated Population Where Majority of Patients Were Diagnosed With PTCL, Reflecting High Unmet Need

| Characteristics | Safety Population (N=23) |
|---|---|
| Age, median (range) | 68 (28-85 years) |
| Male, n (%) | 14 (61) |
| Years since initial diagnosis, median (range) | 2 (0.4-21) |
| ECOG performance status, n (%) | |
| 0 | 11 (48) |
| 1 | 9 (39) |
| 2 | 2 (9) |
| Missing | 1 (4) |
| Black or African American, n (%) | 6 (26) |
| White, n (%) | 13 (57) |
| Other, n (%) | 4 (17) |
| IPI at screening, n (%) | |
| 1 | 2 (9) |
| 2 | 6 (26) |
| 3 | 7 (30) |
| 4 | 3 (13) |
| Missing | 5 (22) |

| Characteristics | Safety Population (N=23) |
|---|---|
| Prior therapies, median (range) | 3 (1-14) |
| 1 | 2 (9) |
| 2 | 7 (30) |
| 3 | 3 (13) |
| ≥4 | 11 (48) |
| PTCL, n (%) | 17 (74) |
| PTCL-NOS | 5 (22) |
| AITL | 4 (17) |
| ALCL | 3 (13) |
| ATLL | 5 (22) |
| B-cell lymphoma, n (%) | 6 (26) |
| DLBCL | 4 (17) |
| MCL | 1 (4) |
| MZL/MALT | 1 (4) |
| Prior CAR-T therapy, n (%) | 4 (17) |
| Prior HCT, n (%) | 4 (17) |
| Autologous | 3 (13) |
| Allogenic | 1 (4) |

Angioimmunoblastic T-cell lymphoma (AITL); anaplastic large cell lymphoma (ALCL); adult T-cell leukemia/lymphoma (ATLL); diffuse large B-Cell lymphoma (DLBCL); Eastern cooperative oncology group (ECOG); hematopoietic cell transplantation (HCT); International Prognostic Index (IPI); mantle cell lymphoma (MCL); marginal zone lymphoma/mucosa-assisted lymphoid tissue (MZL/MALT); peripheral T-cell lymphoma (PTCL); PTCL-not otherwise specified (PTCL-NOS)

C4 Therapeutics

Data cutoff: 10/11/24

© 2024 C4 Therapeutics, Inc.

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Cemsidomide Is Well-tolerated With Manageable Incidents of On-target Neutropenia Common (>20% All Grades) TEAEs and Events of Interest*, n (%) All Grade (N=23) Grade 3 (N=23) Grade 4 (N=23) Infections Upper respiratory tract infection Sepsis Bacteremia Pneumonia 15 (65) 4 (17) 1(4) 1(4) 2 (9) 4 (17) 0 0 0 2 (9) 2 (9) 0 1 (4) 1 (4) 0 Neutropenia 11 (48) 4 (17) 7 (30) Fatigue 11 (48) 1 (4) 0 Cough 7 (30) 0 0 Anemia 6 (26) 4 (17) 0 Peripheral edema 5 (22) 0 0 Febrile neutropenia* 4 (17) 4 (17) 0 Thrombocytopenia* 4 (17) 1 (4) 2 (9) Maculopapular rash* 3 (13) 2 (9) 0 One patient experienced a Grade 5 AE (hip fracture resulting in transfer to hospice) • 2 DLTs occurred at 100 µg QD (Grade 4 thrombocytopenia and Grade 3 febrile neutropenia) • TEAEs leading to discontinuation: 9% (2/23) • 39% (9/23) of patients received G-CSF • 3 of 9 patients received G-CSF in Cycle 1 Data cutoff: 10/11/24 *Events of Interest Adverse event (AE); dose limiting toxicities (DLTs); granulocyte colony-stimulating factor (G-CSF); once daily (QD); treatment emergent adverse events (TEAEs) NHL 21© 2024 C4 Therapeutics, Inc.

NHL

# Cemsidomide Clinical Responses Were Observed Across a Broad Range of Doses


Cemsi
NHL Subtype
Prior Lines
CMR
PMR
SD
PMD
NE
25 MWF
PTCL-NOS 3
ATLL 5
ALCL 3
50 MWF
AITL 2
DLBCL 6
MCL 6
37.5 QD
MZL/MALT 14
ATLL 1
PTCL-NOS 4
DLBCL[a] 5
ATLL 2
PTCL-NOS[a] 2
PTCL-NOS 7
ATLL 1
62.5 QD
ALCL 3
ATLL 2
PTCL-NOS 2
DLBCL 4
100 QD
AITL[b] 4
AITL 2
AITL[b] 2
Ongoing
Withdrawal by Subject, Physician Decision or Other
0
2
4
6
8
10
12
14
16
18
20
22
Months

[a] Both patients were not evaluable based on PET-CT but were considered progressive disease due to CT scan.
[b] Both patients dose reduced to 62.5 ug following DLTs.

Anaplastic large cell lymphoma (ALCL); adult T-cell leukemia/lymphoma (ATLL); angioimmunoblastic T-cell lymphoma (AITL); complete metabolic response rate (CMR); diffuse large B-cell lymphoma (DLBCL); mantle cell lymphoma (MCL); marginal zone lymphoma/mucosa-assisted lymphoid tissue (MZL/MALT); Monday Wednesday Friday (MWF); non-evaluable (NE); once daily (QD); overall response rate (ORR); partial metabolic response (PMR); peripheral T-cell lymphoma (PTCL); PTCL-not otherwise specified (PTCL-NOS); progressive metabolic disease (PMD); stable disease (SD)

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Data cutoff: 10/11/24

19% (1) 25% (1) 20% (1) 20% (1) 25% (3) 75% (3) 50% (1) 0% 25% 50% 75% 100% All PTCL (N=16) AITL (N=4) ALCL (N=2) ATLL (N=5) PTCL-NOS (N=5) B e st R e sp o n se % ( N ) CMR PMR PET-CT–based Assessment of PMR or Better by PTCL Subtype* (N=16) ORR 20% ORR 20% ORR 100% ORR 50% Data cutoff: 10/11/24 ORR 44% *Investigator assessed response; 2 patients were evaluated based on CT scan and were PD but not evaluable based on PET-CT, both patients are included as PMD for PET-CT based assessment; 2 additional subjects that came off study prior to follow up scans were not considered efficacy evaluable. Angioimmunoblastic T-cell lymphoma (AITL); anaplastic large cell lymphoma (ALCL); adult T-cell lymphoma (ATLL); complete metabolic response (CMR); overall response rate (ORR); partial metabolic response (PMR); peripheral T-cell lymphoma (PTCL); peripheral T-cell lymphoma not-otherwise specified (PTCL-NOS) • Cemsidomide monotherapy produced responses in all four PTCL subtypes • All AITL patients (4/4) experienced a metabolic response Compelling and Deep Responses Achieved Across PTCL Subtypes NHL 23© 2024 C4 Therapeutics, Inc.

Cemsidomide Is Positioned to Potentially Be a Best-in-Class Therapy in Two Distinct Indications With Opportunities Across Multiple Lines of Therapy IKZF1/3 is a fundamental target for MM and NHL and data supports cemsidomide as a potential backbone therapy within the evolving treatment landscape Compelling anti-tumor activity across a range of dose levels Well-tolerated with a compelling safety profile MM Market Opportunity Estimated ~$42B by 20301 NHL Market Opportunity Estimated ~$30B by 20301 1Souce: Evaluate Pharma. Multiple myeloma (MM); non-Hodgkin’s lymphoma (NHL) 24© 2024 C4 Therapeutics, Inc.

CFT1946 Targeting BRAF V600 Mutant Melanoma, Colorectal (CRC) & Non-Small Cell Lung Cancer (NSCLC)

# CFT1946 Has the Potential to Overcome Several Shortcomings Seen With Inhibitors for BRAF V600X Cancers

**Key Limitations of Approved BRAF Inhibitors:**

- **Durable and deep responses are often not seen** in melanoma, NSCLC and CRC patients, due to **MAPK pathway resistance**
- **Poor tolerability**, such as high-rates of cutaneous adverse events
- Often **combined with a MEK inhibitor** to **enhance both efficacy and minimize side effects resulting from paradoxical activation** by BRAF inhibitors
- **Limited approved treatment options** for BRAF V600 **patients who do not have a BRAF V600E or V600K mutation**

Despite limitations, current BRAF inhibitor market is **~$2B**[2]

BRAF inhibitor market is estimated to grow to

**~$3B by 2028**[2]

**Potential Advantages of CFT1946, a Novel, Oral, BRAF V600 Mutant BiDAC degrader:**

- ✓ Prevents BRAF V600 mutant **mono/heterodimer formation**[1]
- ✓ **Avoids paradoxical activation** seen with approved inhibitors[1]
- ✓ **Addresses MAPK pathway alterations** resulting from BRAF inhibitor resistance (e.g., BRAF splice variants, BRAF amplification)[1]
- ✓ **Specifically targets BRAF V600 mutations**, which includes BRAF V600 mutations beyond BRAF V600E
- ✓ Spares wild-type BRAF[1], likely **avoiding AEs associated with inhibition of wild-type BRAF**
- ✓ Enables deep elimination of mutant BRAF signaling to **create potential durable responses** through degrader molecule recycling and catalytic effect

[1]Kreger B et al. Abstract 1658, AACR 2024; [2]Evaluate Pharma 2023
Adverse event (AE); Mitogen-activated protein kinase (MAPK)

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Kpu,u Results Demonstrate CFT1946’s Ability to Cross the Blood-Brain Barrier and Support Activity in Preclinical Intercranial Metastatic Models 27 These results demonstrate the ability of CFT1946 to cross the blood-brain barrier and highlight the potential for drug delivery to CNS tumors Survival Luminescence Per Mouse 0 30 60 90 120 150 0 25 50 75 100 A375 BRAF V600E-Luc Intracranial Model Days on Study S u rv iv a l P e rc e n ta g e End of Treatment 0 30 60 90 120 150 0 Days on Study P h o to n s /s e c ( e 1 0 ) Vehicle encorafenib, 35 mg/kg, QD CFT1946, 10 mg/kg, BID CFT1946, 30 mg/kg, BID 0.5 1.0 1.5 Luminescence Per Mouse E n d o f T re a tm e n t 0 30 60 90 120 150 0 Days on Study P h o to n s /s e c ( e 1 0 ) Vehicle encorafenib, 35 mg/kg, QD CFT1946, 10 mg/kg, BID CFT1946, 30 mg/kg, BID 0.5 1.0 1.5 Luminescence Per Mouse E n d o f T re a tm e n t A375 BRAF V600E-Luc Intracranial Model Kpu,u values for CFT1946 were experimentally measured using independent methods in two different species The CFT1946 values of Kpu,u range from 0.34 – 0.88 Central nervous system (CNS) © 2024 C4 Therapeutics, Inc.

# CFT1946 Phase 1/2 Dose Escalation Trial Continues to Progress Across BRAF V600 Mutant Driven Solid Tumors

**KEY INCLUSION CRITERIA**[1]

- Evidence of BRAF V600 mutation obtained from tumor tissue or liquid biopsy
- BRAF V600 mutant measurable solid tumors with ≥1 prior line of SoC therapy for unresectable locally advanced or metastatic disease
- Melanoma patients must have received prior BRAF inhibitor therapy
- CRC, ATC, NSCLC or other non-CNS solid tumors: prior BRAF inhibitor therapy unless not available per SoC
- No patient with CNS involvement (primary tumor or metastatic disease), except if clinically stable

**MONOTHERAPY DOSE ESCALATION**

- **DL 1** (20 mg) BID; n=5
- **DL 2** (80 mg) BID; n=5
- **DL 3** (160 mg) BID; n=4
- **DL 4** (320 mg) BID; n=6
- **DL 5** (640 mg) BID; n=5
- Potential for further dose escalation and/or exploration

**PK, PD, ANTI-TUMOR ACTIVITY EVALUATION**[2]

- **640 mg BID;** n=3-6 *Enrolling*
- **320 mg BID;** n=6 *Ongoing*
- **160 mg BID;** n=5 *Ongoing*

**Exploratory Expansion:** CFT1946 monotherapy in melanoma 640 mg BID *Enrolling*

**Exploratory Expansion:** CFT1946 monotherapy in melanoma 320 mg BID *Ongoing*

**Phase 1B:** CFT1946 in combination with cetuximab in CRC 160 mg BID *Enrolling*

**Phase 1B:** CFT1946 in combination with trametinib for melanoma and NSCLC *Pending*

**PRIMARY ENDPOINTS**

- Safety and tolerability
- Determine RP2D/MTD

**SECONDARY ENDPOINTS**

- Estimate anti-tumor activity
- Assess PK and PD

[1]NCT05668585. www.clinicaltrials.gov. Accessed 01/09/2024; [2]Evaluating additional patients for pharmacodynamic assessment pre- and post-drug exposure biopsies
Colorectal cancer (CRC); Anaplastic thyroid cancer (ATC); Non-small cell lung cancer (NSCLC); Central nervous system (CNS); Standard of care (SoC); Dose Level (DL); Twice daily (BID); Recommended Phase 2 dose (RP2D); Maximum tolerated dose (MTD); Pharmacokinetic (PK); Pharmacodynamic (PD)

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CFT1946 Monotherapy Phase 1 Data Demonstrated Proof of Mechanism and Provided Early Evidence of Proof of Degrader Concept 29 CFT1946 has the potential to disrupt the treatment landscape and become an important option for patients with BRAF V600 mutant driven solid tumors Proof of Mechanism Well tolerated and selective degrader, resulted in no Grade ≥ 3 cutaneous adverse events, which are commonly seen with wild-type BRAF inhibition Increased drug exposure observed with dose escalation Degraded BRAF V600E protein in all available post-treatment biopsies collected to date Proof of Degrader Concept Early evidence of monotherapy anti-tumor activity in patients who progressed after treatment with BRAF inhibitors Degradation of mutant BRAF protein overcame resistance mechanisms and resulted in potentially deeper and more durable responses than BRAF inhibitors Anti-tumor activity seen across multiple BRAF V600 mutants © 2024 C4 Therapeutics, Inc.

Preferred Term Grade 1 n (%) Grade 2 n (%) Grade 3 n (%) Grade 4 n (%) Grade 5 n (%) Total (n=36) n (%) Patients with any TEAEs^ 3 (8) 14 (39) 11 (31) 2 (6) 1 (3)# 31 (86) Anemia 1 (3) 4 (11) 2 (6) 0 0 7 (19) Abdominal pain 4 (11) 1 (3) 2 (6) 0 0 7 (19) Peripheral edema 5 (14) 1 (3) 0 0 0 6 (17) Pyrexia 4 (11) 2 (6) 0 0 0 6 (17) Fatigue 1 (3) 4 (11) 0 0 0 5 (14) Lipase increased 3 (8) 2 (6) 0 0 0 5 (14) Back pain 1 (3) 2 (6) 1 (3) 0 0 4 (11) Hypophosphatemia 1 (3) 3 (8) 0 0 0 4 (11) Constipation 1(3) 2 (6) 0 0 0 4 (11)* Source: ESMO Congress 2024; C4T data as of 7/19/2024 Well-Tolerated Monotherapy Safety Profile, Consistent With BRAF V600 Mutant Selectivity Design of CFT1946 30 Summary of TEAEs ≥ 10% of 36 patients treated with CFT1946 • No DLTs • Majority of TEAEs observed were mild to moderate • No treatment-related SAEs • No Grade > 3 treatment-related cutaneous adverse events • No new primary malignancies Serious adverse events (SAEs); Dose limiting toxicities (DLTs); Treatment-emergent adverse events (TEAEs) ^A patient is only counted once with the highest severity and preferred term #Patient had a fatal cerebrovascular accident not related to CFT1946 CTCAE v5.0 grading criteria; *Grade missing for 1 patient with TEAE © 2024 C4 Therapeutics, Inc.

PR PD PRSD SD SDV 60 0K V 60 0K V 60 0R PR PD PRSD SD SD # 31 Source: ESMO Congress 2024; C4T data on file as of 7/19/2024 Early Signs of CFT1946 Anti-tumor Activity: 59% of Patients Demonstrated Target Lesion Tumor Reductions * 1 2 3 4 5 *Other tumor types include cholangiocarcinoma, non-small cell lung cancer, pancreatic carcinoma, and small intestine cancer; BRAF V600 mutation is V600E unless otherwise specified; #This patient did not receive prior BRAF inhibitor therapy, all other patients received prior BRAF inhibitor therapy. Dotted lines represent partial response (-30%, blue line) and progressive disease (20%, gray line) per RECIST v1.1. 1 Patient on 160 mg BID had 56.2% reduction on target lesion, progression on non-target lesion and a new lesion, hence assessed as PD for overall response; 2 Patient on 640 mg BID had PR confirmed after data cut off, and as of ESMO Congress (9/13/2024); 3 Patient on 160 mg BID had PD following first PR (- 43.9%), hence assessed as SD for overall response; 4 Patient on 20 mg BID had unconfirmed PR, hence assessed as SD for overall response; 5 Patient on 160 mg BID had -29% reduction on target lesion, hence assessed as SD (As of 7/19/2024) © 2024 C4 Therapeutics, Inc.

# CFT1946 Has the Potential to Address Multiple Tumor Types With BRAF V600X Mutations Where BRAF Inhibitors Are Insufficient

| | BRAF V600X Mutation Rate | 2023 U.S. Incidence of BRAF V600X Patients[4] | Approved BRAF Inhibitors | BRAF Inhibitor Regimen mPFS[5] |
|---|---|---|---|---|
| Melanoma | ~35%[1] | ~35,000 | • Dabrafenib<br>• Encorafenib<br>• Vemurafenib<br>*All used in combination with MEK inhibitors* | **11.4 months** (dabrafenib + trametinib in 1L+) |
| Colorectal Cancer | 5-10%[2] | ~11,000 | • Encorafenib<br>*Used in combination with cetuximab (anti-EGFR)* | **4.2 months** (encorafenib + cetuximab in 2L+) |
| Non-Small Cell Lung Cancer | 1-2%[3] | ~3,000 | • Dabrafenib<br>• Encorafenib<br>*Both used in combination with MEK inhibitors* | **15.2 months** (dabrafenib + trametinib in 2L+) |

[1] Owsley 2021 Exp Biol Med. [2] Paik 2011 J Clin Oncol. [3] Bylsma 2020 Cancer Med. [4] NCI SEER, consulting work done by Health Advances. [5] FDA labels

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CFT8919 Targeting EGFR L858R Non-Small Cell Lung Cancer (NSCLC)

# Potential for CFT8919 to Improve Outcomes for NSCLC Patients With EGFR L858R Mutations

## Strong Rationale for an EGFR L858R Degrader



EGFR^L858R
osimertinib
PFS: 14.4 mos
1st-gen EGFR TKIs
PFS: ~9.5 mos
1L
2L
3L
CFT8919
EGFR^L858R+C797S
EGFR^L858R+T790M
osimertinib
PFS: ~9.6 mos
EGFR^L858R+T790M+C797S

**Osimertinib and other inhibitors provide suboptimal responses in L858R mutant NSCLC compared to other mutations of NSCLC**

**Osi: 14.4 months PFS** (L858R) **versus 21.4 months PFS** (Exon 19 deletion)

### CFT8919 Key Properties

- Orally bioavailable
- Potent and selective against L858R, regardless of secondary mutations
- Allosteric binding

### Market Size

- ~$6B approved EGFR inhibitor market[1]

### Progress to Date

- Achieved FDA clearance of U.S. IND
- Betta received CTA clearance from China's NMPA

Non-small cell lung cancer (NSCLC); Tyrosine Kinase Inhibitor (TKI); Osimertinib (Osi); Investigational New Drug (IND); Clinical Trial Application (CTA)
Sources: Soria, J.C. et al. NEJM 378, 113–125 (2018); Sher, T. et al, Mayo Clin. Proc. 83, 355-367 (2008); 1. 2023 market size from EvaluatePharma.

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CFT8919 is a Potent, Oral, Allosteric, Mutant-selective Degrader of EGFR L858R 35 • CFT8919 exploits allosteric binding site, close to L858R activating mutation Allosteric binding avoids resistance mutations, wild-type activity, and is combinable with orthosteric inhibitors CFT8919 Orthosteric Inhibitor • Allosteric binding site avoids known resistance-causing mutations in orthosteric binding site • Allosteric binders do not require covalent binding through C797S and do not compete with orthosteric binding © 2024 C4 Therapeutics, Inc.

CFT8919 is Selective for EGFR L858R and Active in a Setting of Osimertinib Resistance in Preclinical Models 36 Source: C4T data on file; Keystone Symposium 2021 Investigational New Drug Application (IND) Specific for EGFR Exon 21 Mutants EGFR-L858R EGFR-L861Q Active in setting of EGFR C797S 0 5 10 15 0 500 1000 1500 2000 Days of Treatment B a F 3 E G F R L 8 5 8 R /T 7 9 0 M /C 7 9 7 S T u m o r v o lu m e ( m m 3 ) Vehicle PO BID Osimertinib 25 mpk PO QD CFT8919 10 mpk PO BID CFT8919 25 mpk PO BID CFT8919 50 mpk PO BID © 2024 C4 Therapeutics, Inc.

# C4T Is Progressing Multiple Clinical and Preclinical Programs

| | |
|---|---|
| **Cemsidomide** IKZF1/3 | ✓ **ASH 2024 (Dec.):** Presented updated data from Phase 1 dose escalation +dex trial in R/R MM<br>✓ **ASH 2024 (Dec.):** Presented data from Phase 1 dose escalation monotherapy trial in R/R NHL |
| **CFT1946** BRAF V600 Mutant | ✓ **2Q 2024:** Presented preclinical data demonstrating differentiated activity in BRAF V600 mutant driven melanoma, CRC, NSCLC, and brain metastasis models at AACR<br>✓ **ESMO Congress 2024:** Presented monotherapy data from Phase 1 dose escalation trial in melanoma, CRC, NSCLC and other BRAF V600 mutant driven cancers |
| **CFT8919** EGFR L858R | ✓ **2024:** Supported trial start-up activities related to Betta's Phase 1 dose escalation trial in China |
| **Discovery** | ✓ **1Q 2024:** Launched collaboration with Merck KGaA, Darmstadt, Germany to discover two targeted protein degraders against critical oncogenic proteins<br>✓ **2024:** Delivered development candidate to collaboration partner |

**Expected Runway Into 2027[1], Beyond Value Inflection Milestones**

Relapsed or refractory multiple myeloma (R/R MM); Relapsed or refractory non-Hodgkin lymphoma (R/R NHL); Colorectal cancer (CRC); Non-small cell lung cancer (NSCLC)

[1] As of December 9, 2024

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